SUB-ITEM 77Q1(a)

                                 AMENDMENT NO. 9
                           TO THE AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM EQUITY FUNDS


          This Amendment No. 9 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (the "Trust") amends, effective July 14, 2008, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").



          By consent dated July 14, 2008, the Board of Trustees of the Trust, in accordance with Section 9.7 of the Agreement, approved the amendment to the Agreement.


          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to reflect the addition of Institutional Class Shares to AIM Summit Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.


     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 14, 2008.



                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1
                              TO AMENDMENT NO. 9 TO
                              AMENDED AND RESTATED
             AGREEMENT AND DECLARATION OF TRUST OF AIM EQUITY FUNDS

                                   "SCHEDULE A
                                AIM EQUITY FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                        CLASSES OF EACH PORTFOLIO
---------                        -------------------------
AIM Capital Development Fund     Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Class Y Shares
                                 Institutional Class Shares
                                 Investor Class Shares

AIM Charter Fund                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Class Y Shares
                                 Institutional Class Shares

AIM Constellation Fund           Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Class Y Shares
                                 Institutional Class Shares

AIM Diversified Dividend Fund    Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Class Y Shares
                                 Institutional Class Shares
                                 Investor Class Shares

AIM Large Cap Basic Value Fund   Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Class Y Shares
                                 Institutional Class Shares
                                 Investor Class Shares

PORTFOLIO                        CLASSES OF EACH PORTFOLIO
---------                        -------------------------
AIM Large Cap Growth Fund        Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Class Y Shares
                                 Institutional Class Shares
                                 Investor Class Shares

AIM Summit Fund                  Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class P Shares
                                 Class Y Shares
                                 Institutional Class Shares"